UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GREGORY J. STUMM, PRINCIPAL EXECUTIVE OFFICER

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2025

Date of reporting period: October 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

American Beacon

Diversified Fund

Annual Shareholder Report - October 31, 2025 | Class AAL: ZABDFX

This annual shareholder report contains important information about American Beacon Diversified Fund for the period of November 1, 2024 to October 31, 2025. You can request this information by contacting us at 800-658-5811.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AAL	$44	0.42%

How did the Fund perform and what affected its performance?

The AAL Class of the Fund returned 10.72% for the twelve months ended October 31, 2025, compared to the S&P 500 Index return of 21.45%.

• Broad market performance rallied during the twelve-month period as an easing of monetary policy began and risk-on sentiment drove performance within the AI theme domestically. Additionally, the international equity markets rallied as valuations rose.

• The Fund's equity holdings in the Industrials, Information Technology, and Financials sectors contributed to the Fund's performance, while security selection in the Health Care sector detracted from performance.

Cumulative Performance from March 24, 2017  through October 31, 2025

The initial investment, based on a $100,000 investment, is adjusted to reflect the maximum applicable sales charge, if any.

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	AAL	S&P 500® Index TR
03/2017	$100,000	$100,000
03/2017	$101,300	$100,739
04/2017	$101,800	$101,774
05/2017	$103,000	$103,206
06/2017	$104,000	$103,850
07/2017	$105,800	$105,985
08/2017	$105,100	$106,310
09/2017	$107,800	$108,503
10/2017	$109,000	$111,035
11/2017	$110,500	$114,440
12/2017	$112,213	$115,713
01/2018	$116,713	$122,338
02/2018	$111,906	$117,829
03/2018	$110,678	$114,834
04/2018	$111,394	$115,275
05/2018	$111,292	$118,051
06/2018	$111,087	$118,778
07/2018	$113,849	$123,198
08/2018	$113,542	$127,212
09/2018	$113,849	$127,936
10/2018	$107,303	$119,192
11/2018	$108,223	$121,621
12/2018	$101,924	$109,694
01/2019	$109,025	$119,506
02/2019	$110,991	$123,343
03/2019	$111,537	$125,739
04/2019	$115,033	$130,831
05/2019	$109,571	$122,517
06/2019	$115,689	$131,151
07/2019	$115,470	$133,036
08/2019	$114,487	$130,929
09/2019	$116,781	$133,378
10/2019	$118,857	$136,267
11/2019	$120,932	$141,214
12/2019	$123,733	$145,476
01/2020	$121,344	$145,419
02/2020	$114,407	$133,448
03/2020	$100,533	$116,965
04/2020	$108,493	$131,960
05/2020	$112,815	$138,245
06/2020	$115,431	$140,994
07/2020	$119,752	$148,944
08/2020	$122,709	$159,650
09/2020	$120,548	$153,584
10/2020	$120,093	$149,500
11/2020	$132,603	$165,864
12/2020	$137,661	$172,242
01/2021	$136,718	$170,503
02/2021	$141,786	$175,204
03/2021	$145,558	$182,877
04/2021	$149,919	$192,637
05/2021	$152,630	$193,983
06/2021	$152,512	$198,511
07/2021	$153,219	$203,227
08/2021	$155,340	$209,406
09/2021	$151,215	$199,667
10/2021	$156,165	$213,656
11/2021	$152,276	$212,175
12/2021	$157,113	$221,684
01/2022	$152,738	$210,213
02/2022	$149,521	$203,919
03/2022	$149,521	$211,490
04/2022	$141,543	$193,048
05/2022	$144,116	$193,402
06/2022	$134,337	$177,438
07/2022	$141,929	$193,798
08/2022	$136,911	$185,895
09/2022	$125,587	$168,774
10/2022	$132,664	$182,438
11/2022	$141,800	$192,634
12/2022	$137,763	$181,535
01/2023	$146,651	$192,942
02/2023	$142,207	$188,234
03/2023	$143,958	$195,145
04/2023	$145,035	$198,191
05/2023	$141,938	$199,053
06/2023	$147,729	$212,205
07/2023	$151,230	$219,022
08/2023	$147,325	$215,535
09/2023	$141,669	$205,259
10/2023	$137,763	$200,943
11/2023	$148,402	$219,294
12/2023	$156,146	$229,257
01/2024	$156,697	$233,109
02/2024	$160,008	$245,556
03/2024	$165,250	$253,457
04/2024	$158,629	$243,104
05/2024	$163,594	$255,159
06/2024	$163,594	$264,314
07/2024	$168,698	$267,532
08/2024	$172,836	$274,021
09/2024	$174,767	$279,873
10/2024	$171,043	$277,335
11/2024	$175,733	$293,615
12/2024	$168,347	$286,616
01/2025	$173,529	$294,598
02/2025	$175,306	$290,754
03/2025	$171,900	$274,371
04/2025	$170,864	$272,511
05/2025	$176,342	$289,664
06/2025	$181,969	$304,394
07/2025	$181,228	$311,226
08/2025	$186,262	$317,535
09/2025	$189,372	$329,125
10/2025	$189,372	$336,831

Average Annual Total Returns (%)	1 Year	5 Years	Since Inception (3/24/17)
AAL ClassFootnote Reference1	10.72%	9.54%	7.70%
S&P 500® Index TR	21.45%	17.64%	15.16%
Footnote	Description
Footnote[1]	Return may differ from actual shareholder return due to accounting adjustments for financial reporting purposes.

Performance shown is historical and is not indicative of future returns.  Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit americanbeaconfunds.com or call 800-967-9009. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Key Fund Statistics

Total Net Assets	$580,482,746
# of Portfolio Holdings	508
Portfolio Turnover Rate	84%
Total Management Fees Paid	$1,854,811

 Top Ten Holdings - % Net Assets

U.S. Treasury Notes, 4.250%, Due 8/15/2035	4.8
U.S. Treasury Notes, 3.625%, Due 10/31/2030	3.8
U.S. Treasury Bonds, 4.750%, Due 8/15/2055	2.0
U.S. Treasury Notes, 4.875%, Due 4/30/2026	1.2
U.S. Treasury Notes, 3.625%, Due 8/31/2030	1.0
U.S. Treasury Floating Rate Notes, 3.925%, Due 7/31/2027	1.0
U.S. Treasury Floating Rate Notes, 3.926%, Due 4/30/2027	1.0
American International Group, Inc.	1.0
U.S. Treasury Notes, 2.250%, Due 11/15/2025	1.0
Medtronic PLC	0.9

Excludes cash equivalents.

Top Ten Country Exposure - % Investments

Value	Value
Sweden	0.9
Taiwan	1.1
Netherlands	1.1
China	1.3
Canada	1.9
France	1.9
Germany	2.2
Japan	2.5
United Kingdom	3.5
United States	78.2

Excludes cash equivalents.

Sector Allocation - % Equities

Value	Value
Real Estate	1.4
Consumer Staples	4.9
Utilities	4.9
Materials	5.6
Energy	6.0
Communication Services	6.4
Consumer Discretionary	9.9
Health Care	10.0
Industrials	15.0
Information Technology	15.6
Financials	20.3

Top Ten Industry Allocations - % Fixed Income

U.S. Treasury Obligations
51.1
U.S. Agency Mortgage-Backed Obligations
31.5
Electric
5.1
Asset-Backed Obligations
2.7
Banks
2.2
Media
1.6
Pharmaceuticals
0.9
Insurance
0.7
Agriculture
0.7
Investment Companies
0.7
0%
10%
20%
30%
40%
50%
60%

Value	Value
Investment Companies	0.7
Agriculture	0.7
Insurance	0.7
Pharmaceuticals	0.9
Media	1.6
Banks	2.2
Asset-Backed Obligations	2.7
Electric	5.1
U.S. Agency Mortgage-Backed Obligations	31.5
U.S. Treasury Obligations	51.1

Asset Allocation - % Investments

Value	Value
Common Stocks	43.0
Foreign Common Stocks	19.4
U.S. Treasury Obligations	17.2
U.S. Agency Mortgage-Backed Obligations	10.6
Corporate Obligations	3.4
Investment Companies	2.9
Foreign Corporate Obligations	1.3
Securities Lending Collateral	0.9
Asset-Backed Obligations	0.9
Foreign Sovereign Obligations	0.2
Foreign Preferred Stocks	0.1
Commercial Mortgage-Backed Obligations	0.1

The Fund may purchase and sell futures contracts to gain market exposure on cash balances.

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please call 1-800-658-5811.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

Diversified Fund

Annual Shareholder Report - October 31, 2025

Class AAL: ZABDFX

Distributed by:

Resolute Investment Distributors, Inc.

DIV_AAL 1025

Item 2. Code of Ethics

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant amended the Code on June 14, 2024 to update the name of the Principal Executive Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Holz is considered “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)

Audit Fees	Fiscal Year Ended
$49,169	10/31/24
$51,442	10/31/25

(b)
Audit Related Fees	Fiscal Year Ended
$0	10/31/24
$0	10/31/25

(c)
Tax Fees(1)	Fiscal Year Ended
$11,375	10/31/24
$ 8,875	10/31/25

(d)
All Other Fees	Fiscal Year Ended
$0	10/31/24
$0	10/31/25

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$11,375	$31,575	N/A	10/31/24
$ 8,875	$196,894	N/A	10/31/25

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 7.

(b) Not applicable.

Financial Statements and Other Information

Name of registrant: American Beacon Institutional Funds Trust

Date of fiscal year end: October 31, 2025

Date of reporting period: October 31, 2025

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

Annual Financial Statements

October 31, 2025

Diversified Fund

Div 1025

American Beacon Diversified FundSM

Additional Fund Information	Back Cover

American Beacon Institutional Funds Trust	October 31, 2025

American Beacon Diversified FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Institutional Funds Trust and Shareholders of American Beacon Diversified Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Diversified Fund (the “Fund”) as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the four years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2025

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

COMMON STOCKS - 43.6%

Communication Services - 2.8%

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	41,600	$1,653,184

Entertainment - 0.6%
Electronic Arts, Inc.	4,944	989,097
Spotify Technology SAA	2,480	1,625,193
Warner Bros Discovery, Inc.A	48,600	1,091,070

		3,705,360

Interactive Media & Services - 1.3%
Alphabet, Inc., Class A	15,255	4,289,554
Alphabet, Inc., Class C	11,000	3,100,020

		7,389,574

Media - 0.6%
Comcast Corp., Class A	74,200	2,065,357
Omnicom Group, Inc.	17,200	1,290,344

		3,355,701

Total Communication Services		16,103,819

Consumer Discretionary - 3.2%

Automobile Components - 0.6%
Aptiv PLCA	39,361	3,192,177
BorgWarner, Inc.	10,100	433,896

		3,626,073

Automobiles - 0.4%
General Motors Co.	33,500	2,314,515

Hotels, Restaurants & Leisure - 1.1%
Carnival Corp.A	140,746	4,057,707
Wynn Resorts Ltd.	18,824	2,239,868

		6,297,575

Household Durables - 0.7%
Lennar Corp., Class A	32,918	4,074,261
Lennar Corp., Class BB	666	78,621

		4,152,882

Specialty Retail - 0.4%
Lithia Motors, Inc.	1,400	439,712
Lowe’s Cos., Inc.	6,800	1,619,284

		2,058,996

Total Consumer Discretionary		18,450,041

Consumer Staples - 2.0%

Beverages - 1.0%
Coca-Cola Co.	26,500	1,825,850
Constellation Brands, Inc., Class A	11,600	1,524,008
Keurig Dr. Pepper, Inc.	86,519	2,349,856

		5,699,714

Food Products - 0.4%
Conagra Brands, Inc.	18,500	318,015
J.M. Smucker Co.	4,100	424,555
Kraft Heinz Co.	51,400	1,271,122
Mondelez International, Inc., Class A	7,600	436,696

		2,450,388

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

COMMON STOCKS - 43.6% (continued)

Consumer Staples - 2.0% (continued)

Household Products - 0.3%
Procter & Gamble Co.	9,900	$1,488,663

Tobacco - 0.3%
Philip Morris International, Inc.	12,180	1,757,939

Total Consumer Staples		11,396,704

Energy - 3.3%

Energy Equipment & Services - 0.8%
Baker Hughes Co.	16,300	789,083
Halliburton Co.	38,642	1,037,151
NOV, Inc.	99,500	1,452,700
SLB Ltd.	35,600	1,283,736

		4,562,670

Oil, Gas & Consumable Fuels - 2.5%
APA Corp.	109,800	2,486,970
Chevron Corp.	6,938	1,094,261
ConocoPhillips	6,653	591,186
Coterra Energy, Inc.	61,000	1,443,260
Exxon Mobil Corp.	22,923	2,621,474
Murphy Oil Corp.	8,600	243,380
Ovintiv, Inc.	26,700	1,001,517
Permian Resources Corp.	71,719	900,791
Phillips 66	14,562	1,982,471
Shell PLC, ADR	20,500	1,535,860
Shell PLC	20,721	775,123

		14,676,293

Total Energy		19,238,963

Financials - 9.1%

Banks - 3.9%
Bank of America Corp.	75,816	4,052,365
Citigroup, Inc.	26,500	2,682,595
Citizens Financial Group, Inc.	25,100	1,276,837
Commerce Bancshares, Inc.	3,350	176,310
Cullen/Frost Bankers, Inc.	10,200	1,256,028
First Citizens BancShares, Inc., Class A	447	815,695
PNC Financial Services Group, Inc.	8,600	1,569,930
Truist Financial Corp.	20,240	903,311
U.S. Bancorp	77,350	3,610,698
Wells Fargo & Co.	57,179	4,972,858
Western Alliance Bancorp	18,812	1,455,108

		22,771,735

Capital Markets - 1.2%
Ameriprise Financial, Inc.	4,700	2,128,019
Blackstone, Inc.	11,200	1,642,368
LPL Financial Holdings, Inc.	3,933	1,483,960
State Street Corp.	14,800	1,711,768

		6,966,115

Consumer Finance - 1.1%
American Express Co.	5,308	1,914,755
Capital One Financial Corp.	18,113	3,984,679

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

COMMON STOCKS - 43.6% (continued)

Financials - 9.1% (continued)

Consumer Finance - 1.1% (continued)
SLM Corp.	26,589	$713,915

		6,613,349

Financial Services - 1.1%
Berkshire Hathaway, Inc., Class BA	5,305	2,533,350
Corebridge Financial, Inc.	24,200	787,952
Fidelity National Information Services, Inc.	42,049	2,628,903
Fiserv, Inc.A	6,700	446,823

		6,397,028

Insurance - 1.8%
American International Group, Inc.	71,814	5,670,434
Aon PLC, Class A	4,147	1,412,800
Arch Capital Group Ltd.	13,460	1,161,733
Everest Group Ltd.	2,254	708,928
Hartford Insurance Group, Inc.	4,800	596,064
Willis Towers Watson PLC	2,584	809,050

		10,359,009

Total Financials		53,107,236

Health Care - 5.2%

Biotechnology - 0.3%
Amgen, Inc.	6,500	1,939,795

Health Care Equipment & Supplies - 1.6%
Alcon AG	18,700	1,381,743
GE HealthCare Technologies, Inc.	24,683	1,849,991
Medtronic PLC	58,659	5,320,371
Solventum Corp.A	5,300	365,912
Zimmer Biomet Holdings, Inc.	5,150	517,884

		9,435,901

Health Care Providers & Services - 1.7%
Centene Corp.A	11,700	413,829
Cigna Group	1,440	351,950
CVS Health Corp.	9,300	726,795
Elevance Health, Inc.	9,351	2,966,137
HCA Healthcare, Inc.	2,010	923,957
Humana, Inc.	4,300	1,196,217
Labcorp Holdings, Inc.	1,800	457,128
UnitedHealth Group, Inc.	8,712	2,975,671

		10,011,684

Life Sciences Tools & Services - 0.6%
Avantor, Inc.A	89,350	1,056,117
Danaher Corp.	7,600	1,636,888
ICON PLCA	2,705	464,773

		3,157,778

Pharmaceuticals - 1.0%
GSK PLC, ADRB	10,500	492,030
Merck & Co., Inc.	40,125	3,449,948
Sanofi SA, ADR	37,085	1,875,759

		5,817,737

Total Health Care		30,362,895

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

COMMON STOCKS - 43.6% (continued)

Industrials - 5.2%

Aerospace & Defense - 0.7%
Boeing Co.A	4,040	$812,121
General Dynamics Corp.	8,000	2,759,200
RTX Corp.	2,800	499,800

		4,071,121

Air Freight & Logistics - 0.3%
FedEx Corp.	7,610	1,931,570

Building Products - 0.5%
Johnson Controls International PLC	22,077	2,525,388

Commercial Services & Supplies - 0.1%
Waste Connections, Inc.	4,220	707,610

Construction & Engineering - 0.2%
AECOM	6,847	919,894
Fluor Corp.A	8,800	429,176

		1,349,070

Electrical Equipment - 0.2%
Vertiv Holdings Co., Class A	7,054	1,360,434

Ground Transportation - 0.7%
JB Hunt Transport Services, Inc.	6,694	1,130,349
Norfolk Southern Corp.	2,800	793,464
Uber Technologies, Inc.A	21,500	2,074,750

		3,998,563

Machinery - 2.2%
CNH Industrial NV	80,700	846,543
Cummins, Inc.	3,400	1,488,112
Deere & Co.	1,400	646,282
Fortive Corp.	41,775	2,102,954
Oshkosh Corp.	10,600	1,306,874
PACCAR, Inc.	13,450	1,323,480
Parker-Hannifin Corp.	5,500	4,250,565
Stanley Black & Decker, Inc.	6,700	453,724
Timken Co.	5,400	423,954

		12,842,488

Professional Services - 0.2%
Experian PLC	17,210	801,933

Trading Companies & Distributors - 0.1%
Ferguson Enterprises, Inc.	1,836	456,246

Total Industrials		30,044,423

Information Technology - 6.0%

Communications Equipment - 0.6%
F5, Inc.A	13,300	3,365,565

Electronic Equipment, Instruments & Components - 0.3%
Teledyne Technologies, Inc.A	3,400	1,791,188

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

COMMON STOCKS - 43.6% (continued)

Information Technology - 6.0% (continued)

IT Services - 0.3%
Cognizant Technology Solutions Corp., Class A	22,814	$1,662,684
Globant SAA	5,013	308,701

		1,971,385

Semiconductors & Semiconductor Equipment - 1.8%
Entegris, Inc.	23,540	2,155,558
Microchip Technology, Inc.	60,678	3,787,521
QUALCOMM, Inc.	26,113	4,723,841

		10,666,920

Software - 2.7%
Adobe, Inc.A	4,700	1,599,457
Microsoft Corp.	7,000	3,624,670
Monday.com Ltd.A	3,880	796,331
Oracle Corp.	7,134	1,873,460
Salesforce, Inc.	6,200	1,614,542
Synopsys, Inc.A	4,000	1,815,280
Workday, Inc., Class AA	18,800	4,510,496

		15,834,236

Technology Hardware, Storage & Peripherals - 0.3%
Seagate Technology Holdings PLC	5,445	1,393,267

Total Information Technology		35,022,561

Materials - 3.1%

Chemicals - 2.3%
Air Products & Chemicals, Inc.	13,541	3,284,911
Axalta Coating Systems Ltd.A	51,525	1,466,917
Corteva, Inc.	41,200	2,531,328
Ecolab, Inc.	8,100	2,076,840
Linde PLC	2,060	861,698
Olin Corp.	26,000	538,200
PPG Industries, Inc.	12,600	1,231,650
RPM International, Inc.	15,500	1,693,840

		13,685,384

Construction Materials - 0.7%
CRH PLC	14,059	1,674,427
Martin Marietta Materials, Inc.	4,000	2,452,400

		4,126,827

Containers & Packaging - 0.1%
Amcor PLC	51,886	410,443

Total Materials		18,222,654

Real Estate - 0.9%

Industrial REITs - 0.2%
Prologis, Inc.	7,452	924,718

Residential REITs - 0.2%
Equity LifeStyle Properties, Inc.	18,400	1,123,320

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

COMMON STOCKS - 43.6% (continued)

Real Estate - 0.9% (continued)

Specialized REITs - 0.5%
Public Storage	4,495	$1,252,127
VICI Properties, Inc.	55,651	1,668,974

		2,921,101

Total Real Estate		4,969,139

Utilities - 2.8%

Electric Utilities - 1.8%
Entergy Corp.	23,932	2,299,626
PG&E Corp.	85,449	1,363,766
Pinnacle West Capital Corp.	19,788	1,751,634
PPL Corp.	26,100	953,172
Xcel Energy, Inc.	52,510	4,262,236

		10,630,434

Gas Utilities - 0.4%
Atmos Energy Corp.	14,200	2,438,424

Multi-Utilities - 0.3%
Dominion Energy, Inc.	30,400	1,784,176

Water Utilities - 0.3%
American Water Works Co., Inc.	12,600	1,618,218

Total Utilities		16,471,252

Total Common Stocks (Cost $190,405,757)		253,389,687

	Principal Amount

CORPORATE OBLIGATIONS - 3.5%

Communications - 0.6%

Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.200%, Due 3/15/2028	$130,000	129,269
6.100%, Due 6/1/2029	330,000	344,971
6.484%, Due 10/23/2045	140,000	135,247
5.750%, Due 4/1/2048	465,000	412,424
3.850%, Due 4/1/2061	395,000	243,130
3.950%, Due 6/30/2062	395,000	244,589
Cox Communications, Inc.,
5.800%, Due 12/15/2053C	510,000	452,372
5.950%, Due 9/1/2054C	1,420,000	1,293,917

		3,255,919

Total Communications		3,255,919

Consumer Discretionary - 0.0%

Auto Manufacturers - 0.0%
Ford Motor Credit Co. LLC, 5.303%, Due 9/6/2029	200,000	200,466

Consumer, Non-Cyclical - 0.0%

Commercial Services - 0.0%
Moody’s Corp., 2.550%, Due 8/18/2060	180,000	97,350

Energy - 0.2%

Oil & Gas - 0.1%
BP Capital Markets PLC, 6.450%, Due 12/1/2033, (5 yr. CMT + 2.153%)D E	575,000	614,185

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 3.5% (continued)

Energy - 0.2% (continued)

Oil & Gas - 0.1% (continued)
Occidental Petroleum Corp., 5.200%, Due 8/1/2029	$180,000	$183,766

		797,951

Pipelines - 0.1%
Kinder Morgan Energy Partners LP, 5.400%, Due 9/1/2044	85,000	81,268
ONEOK Partners LP, 6.850%, Due 10/15/2037	125,000	137,775
Sempra Infrastructure Partners LP, 3.250%, Due 1/15/2032C	205,000	182,029

		401,072

Total Energy		1,199,023

Financial - 0.8%

Banks - 0.3%
Truist Financial Corp., 4.950%, Due 11/13/2025, P, (5 yr. CMT + 4.605%)D E	795,000	794,190
U.S. Bancorp, 5.300%, Due 4/15/2027, J, (3 mo. USD Term SOFR + 3.176%)D E	380,000	380,037
Wells Fargo & Co., 3.900%, Due 3/15/2026, BB, (5 yr. CMT + 3.453%)D E	450,000	446,658

		1,620,885

Diversified Financial Services - 0.2%
American Express Co., 3.550%, Due 9/15/2026, D, (5 yr. CMT + 2.854%)D E	140,000	137,387
Charles Schwab Corp., 4.000%, Due 6/1/2026, I, (5 yr. CMT + 3.168%)D E	1,010,000	1,000,800

		1,138,187

Insurance - 0.1%
Fidelity National Financial, Inc., 3.200%, Due 9/17/2051	145,000	93,382
Markel Group, Inc., 5.000%, Due 5/20/2049	380,000	342,524

		435,906

Investment Companies - 0.2%
ARES Capital Corp.,
7.000%, Due 1/15/2027	100,000	102,705
2.875%, Due 6/15/2028	270,000	257,083
Blue Owl Capital Corp., 2.875%, Due 6/11/2028	310,000	292,733
Golub Capital BDC, Inc., 2.500%, Due 8/24/2026	745,000	731,848

		1,384,369

Total Financial		4,579,347

Industrial - 0.1%

Aerospace/Defense - 0.1%
Boeing Co., 3.200%, Due 3/1/2029	285,000	275,199

Technology - 0.2%

Computers - 0.0%
Dell International LLC/EMC Corp., 3.450%, Due 12/15/2051	71,000	49,745

Semiconductors - 0.2%
Foundry JV Holdco LLC, 6.300%, Due 1/25/2039C	1,155,000	1,228,461

Total Technology		1,278,206

Utilities - 1.6%

Electric - 1.6%
Appalachian Power Co., 4.500%, Due 3/1/2049,Y	795,000	667,086
Arizona Public Service Co., 2.650%, Due 9/15/2050	105,000	64,819

Dominion Energy, Inc.,
6.875%, Due 2/1/2055, A, (5 yr. CMT + 2.386%)D	235,000	247,009
6.625%, Due 5/15/2055, (5 yr. CMT + 2.207%)D	740,000	771,519

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 3.5% (continued)

Utilities - 1.6% (continued)

Electric - 1.6% (continued)

Duke Energy Carolinas LLC,
5.250%, Due 3/15/2035	$235,000	$243,535
6.000%, Due 1/15/2038	145,000	157,440
6.050%, Due 4/15/2038	405,000	440,474
3.200%, Due 8/15/2049	175,000	122,278
Duke Energy Corp., 5.800%, Due 6/15/2054	400,000	404,029

Duke Energy Progress LLC,
4.150%, Due 12/1/2044	255,000	217,210
4.200%, Due 8/15/2045	125,000	106,388
Duke Energy Progress NC Storm Funding LLC, 2.387%, Due 7/1/2037, A-2	715,000	614,914
Entergy Arkansas LLC, 3.350%, Due 6/15/2052	115,000	80,081

Entergy Corp.,
2.800%, Due 6/15/2030	115,000	107,413
7.125%, Due 12/1/2054, (5 yr. CMT + 2.670%)D	200,000	210,123

Entergy Louisiana LLC,
4.000%, Due 3/15/2033	137,000	132,043
5.350%, Due 3/15/2034	440,000	456,654

Entergy Mississippi LLC, 5.800%, Due 4/15/2055	145,000	148,805

Florida Power & Light Co., 3.950%, Due 3/1/2048	120,000	97,766

Kentucky Utilities Co., 3.300%, Due 6/1/2050	185,000	130,872

PacifiCorp,
4.150%, Due 2/15/2050	485,000	378,485
5.350%, Due 12/1/2053	585,000	539,122
5.500%, Due 5/15/2054	595,000	561,689

Public Service Enterprise Group, Inc.,
5.450%, Due 4/1/2034	515,000	534,838
5.400%, Due 3/15/2035	5,000	5,156

Sempra,
6.400%, Due 10/1/2054, (5 yr. CMT + 2.632%)D	565,000	580,212
6.875%, Due 10/1/2054, (5 yr. CMT + 2.789%)D	425,000	439,778
6.550%, Due 4/1/2055, (5 yr. CMT + 2.138%)D	195,000	199,706
6.625%, Due 4/1/2055, (5 yr. CMT + 2.354%)D	345,000	350,544
System Energy Resources, Inc., 5.300%, Due 12/15/2034	545,000	550,019

		9,560,007

Total Utilities		9,560,007

Total Corporate Obligations (Cost $20,726,814)		20,445,517

FOREIGN CORPORATE OBLIGATIONS - 1.3%

Consumer, Non-Cyclical - 0.5%

Agriculture - 0.2%

BAT Capital Corp.,
6.000%, Due 2/20/2034	130,000	138,764
4.540%, Due 8/15/2047	960,000	804,722
Reynolds American, Inc., 5.700%, Due 8/15/2035	455,000	473,808

		1,417,294

Pharmaceuticals - 0.3%

Bayer U.S. Finance II LLC,
4.250%, Due 12/15/2025C	290,000	289,862
4.700%, Due 7/15/2064C	205,000	156,619

Bayer U.S. Finance LLC,
6.125%, Due 11/21/2026C	400,000	406,764
6.875%, Due 11/21/2053C	790,000	856,383

		1,709,628

Total Consumer, Non-Cyclical		3,126,922

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 1.3% (continued)

Financial - 0.7%

Banks - 0.5%

Barclays PLC,
5.674%, Due 3/12/2028, (1 day USD SOFR + 1.490%)D	$320,000	$325,882
5.690%, Due 3/12/2030, (1 day USD SOFR + 1.740%)D	200,000	207,633
HBOS PLC, 6.000%, Due 11/1/2033C	365,000	383,760
Toronto-Dominion Bank, 4.568%, Due 12/17/2026	1,870,000	1,880,256

		2,797,531

Insurance - 0.2%

Fairfax Financial Holdings Ltd.,
6.350%, Due 3/22/2054	830,000	878,122
6.100%, Due 3/15/2055	165,000	170,139

		1,048,261

Total Financial		3,845,792

Utilities - 0.1%

Electric - 0.1%
Electricite de France SA, 6.000%, Due 4/22/2064C	570,000	561,031

Total Foreign Corporate Obligations (Cost $7,318,203)		7,533,745

FOREIGN SOVEREIGN OBLIGATIONS - 0.2% (Cost $908,530)
Mexico Government International Bonds, 3.771%, Due 5/24/2061	1,440,000	927,288

ASSET-BACKED OBLIGATIONS - 0.9%
CarMax Auto Owner Trust, 5.500%, Due 1/16/2029, 2024-2 A3	395,000	400,340
CNH Equipment Trust, 5.420%, Due 10/15/2027, 2024-B A2A	43,529	43,618
Compass Datacenters Issuer III LLC, 5.656%, Due 2/25/2050, 2025-1A A2C	325,000	331,044
Ford Credit Auto Owner Trust, 1.530%, Due 5/15/2034, 2021-2 AC	300,000	292,059
GM Financial Automobile Leasing Trust, 4.660%, Due 2/21/2028, 2025-1 A3	130,000	130,951
GM Financial Consumer Automobile Receivables Trust, 4.620%, Due 12/17/2029, 2025-1 A3	380,000	383,839
GM Financial Revolving Receivables Trust, 1.170%, Due 6/12/2034, 2021-1 AC	245,000	238,823
Honda Auto Receivables Owner Trust, 4.570%, Due 9/21/2029, 2025-1 A3	390,000	393,828

John Deere Owner Trust,
3.740%, Due 2/16/2027, 2022-B A3	52,076	52,019
5.420%, Due 5/17/2027, 2024-B A2A	246,387	246,992
Mercedes-Benz Auto Lease Trust, 5.440%, Due 2/16/2027, 2024-A A2A	81,295	81,452
New Economy Assets - Phase 1 Sponsor LLC, 1.910%, Due 10/20/2061, 2021-1 A1C	345,000	291,096
Porsche Financial Auto Securitization Trust, 4.440%, Due 1/22/2030, 2024-1A A3C	700,000	702,542
Porsche Innovative Lease Owner Trust, 4.670%, Due 11/22/2027, 2024-1A A3C	280,000	281,094
Stellantis Financial Underwritten Enhanced Lease Trust, 4.630%, Due 7/20/2027, 2025-AA A2C	237,750	238,369
Taco Bell Funding LLC, 2.294%, Due 8/25/2051, 2021-1A A2IIC	275,100	255,089
Toyota Auto Loan Extended Note Trust, 4.930%, Due 6/25/2036, 2023-1A AC	100,000	102,173
Volkswagen Auto Lease Trust, 4.010%, Due 1/22/2029, 2025-B A3	510,000	510,439
World Omni Automobile Lease Securitization Trust, 4.420%, Due 4/17/2028, 2025-A A3	280,000	281,465

Total Asset-Backed Obligations (Cost $5,310,071)		5,257,232

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.1% (Cost $372,999)
BX Commercial Mortgage Trust, 4.847%, Due 9/15/2036, 2021-VOLT A, (1 mo. USD Term SOFR + 0.814%)C D	372,999	372,769

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.8%

Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	18,052	17,876
3.000%, Due 11/1/2032	49,572	48,340
2.500%, Due 6/1/2035	119,375	112,725

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.8% (continued)

Federal Home Loan Mortgage Corp., (continued)
2.000%, Due 3/1/2036	$397,354	$366,664
2.500%, Due 9/1/2041	394,425	353,952
2.500%, Due 11/1/2041	215,874	194,651
3.500%, Due 5/1/2042	329,968	316,135
4.000%, Due 6/1/2042	608,182	598,291
3.000%, Due 4/1/2047	269,541	242,405
3.500%, Due 1/1/2048	141,409	132,857
4.000%, Due 4/1/2048	113,230	108,618
3.000%, Due 8/1/2048	193,554	176,381
2.500%, Due 7/1/2050	250,660	214,609
2.500%, Due 11/1/2051	358,291	310,049
2.000%, Due 2/1/2052	653,355	535,158
2.000%, Due 3/1/2052	786,769	641,233
2.500%, Due 5/1/2052	511,703	441,307
5.000%, Due 6/1/2052	120,182	120,160
6.000%, Due 3/1/2053	626,239	652,425
4.500%, Due 5/1/2053	685,830	671,356
5.000%, Due 8/1/2053	748,790	747,414
6.000%, Due 8/1/2053	684,127	701,284
5.500%, Due 9/1/2053	767,953	787,338
6.000%, Due 12/1/2053	185,813	192,391
5.500%, Due 2/1/2054	1,101,402	1,121,041
5.500%, Due 4/1/2054	1,095,881	1,110,753
6.000%, Due 4/1/2054	434,584	450,887
6.000%, Due 8/1/2054	812,258	838,910
5.000%, Due 9/1/2054	765,981	767,968
5.500%, Due 10/1/2054	847,014	862,043
5.500%, Due 5/1/2055	1,264,597	1,295,245

		15,130,466

Federal National Mortgage Association,
3.500%, Due 1/1/2028	7,672	7,613
4.500%, Due 4/1/2034	44,924	45,163
3.000%, Due 10/1/2034	98,283	95,138
2.000%, Due 11/1/2035	263,715	244,470
2.000%, Due 12/1/2035	128,556	119,030
2.000%, Due 1/1/2036	207,509	192,126
2.500%, Due 4/1/2036	220,503	207,400
3.500%, Due 6/1/2037	70,922	68,757
5.500%, Due 6/1/2038	8,455	8,768
5.000%, Due 5/1/2040	49,422	50,767
5.000%, Due 6/1/2040	28,539	29,315
2.500%, Due 11/1/2041	252,503	227,837
5.000%, Due 3/1/2042	22,166	22,769
3.500%, Due 7/1/2043	48,850	46,428
4.000%, Due 7/1/2045	90,205	87,409
3.500%, Due 8/1/2045	24,885	23,569
3.500%, Due 5/1/2046	62,312	58,759
3.000%, Due 6/1/2046	174,289	159,057
4.000%, Due 7/1/2046	76,098	73,795
3.000%, Due 10/1/2046	140,527	127,960
3.000%, Due 11/1/2046	187,751	172,097
3.500%, Due 11/1/2046	249,915	236,827
3.000%, Due 12/1/2046	119,294	108,756
3.500%, Due 3/1/2047	28,920	27,260
4.500%, Due 7/1/2047	12,595	12,493
4.500%, Due 8/1/2047	50,430	50,038
3.500%, Due 9/1/2047	71,069	66,913

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.8% (continued)
Federal National Mortgage Association, (continued)
4.500%, Due 7/1/2048	$85,769	$85,223
4.500%, Due 3/1/2049	109,016	107,990
4.500%, Due 10/1/2049	86,799	85,739
4.000%, Due 11/1/2049	215,786	208,005
2.500%, Due 6/1/2050	226,669	194,562
2.500%, Due 8/1/2050	599,837	513,242
3.000%, Due 8/1/2050	205,776	184,216
2.500%, Due 9/1/2050	221,473	190,540
2.500%, Due 10/1/2050	92,157	78,811
3.000%, Due 10/1/2050	370,588	333,826
3.000%, Due 11/1/2050	603,526	538,235
2.500%, Due 2/1/2051	703,911	603,600
2.000%, Due 3/1/2051	654,216	539,384
2.000%, Due 4/1/2051	829,342	680,418
3.000%, Due 5/1/2051	296,447	267,334
3.000%, Due 6/1/2051	117,123	104,682
3.500%, Due 6/1/2051	342,238	317,073
2.000%, Due 7/1/2051	1,166,965	955,465
3.500%, Due 7/1/2051	592,433	551,987
2.500%, Due 8/1/2051	485,987	418,530
2.500%, Due 10/1/2051	312,994	269,485
2.500%, Due 11/1/2051	347,461	296,015
3.000%, Due 11/1/2051	414,758	368,532
3.000%, Due 12/1/2051	575,161	511,822
2.000%, Due 1/1/2052	1,199,787	985,339
2.500%, Due 2/1/2052	1,278,432	1,100,714
3.500%, Due 5/1/2052	354,598	328,000
4.000%, Due 5/1/2052	323,450	310,030
4.000%, Due 6/1/2052	642,973	615,755
5.000%, Due 6/1/2052	703,598	712,043
4.500%, Due 10/1/2052	457,749	450,464
5.000%, Due 12/1/2052	321,154	321,044
5.000%, Due 4/1/2053	256,313	257,645
4.500%, Due 6/1/2053	664,349	657,016
5.000%, Due 6/1/2053	300,426	303,152
5.500%, Due 6/1/2053	705,240	714,935
5.500%, Due 7/1/2053	660,185	675,359
5.500%, Due 10/1/2053	700,034	709,518
6.000%, Due 1/1/2054	769,652	798,742
5.500%, Due 2/1/2054	756,305	771,872
6.500%, Due 6/1/2054	86,102	90,647
5.500%, Due 11/1/2054	874,722	886,503

		21,664,008

Government National Mortgage Association,
5.000%, Due 10/15/2039	35,246	36,223
3.500%, Due 9/15/2041	78,679	73,931
3.500%, Due 8/20/2047	28,127	26,314
3.500%, Due 10/20/2047	32,959	30,712
4.000%, Due 12/20/2047	62,594	60,226
4.000%, Due 1/20/2048	57,866	55,585
5.000%, Due 1/20/2050	85,309	86,647
4.500%, Due 2/20/2050	58,994	58,540
5.000%, Due 2/20/2050	30,123	30,657
2.500%, Due 4/20/2050	416,784	361,570
2.500%, Due 6/20/2051	413,627	358,236
3.000%, Due 6/20/2051	591,375	532,043
2.500%, Due 7/20/2051	530,895	459,725

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.8% (continued)
Government National Mortgage Association, (continued)
3.000%, Due 8/20/2051	$329,913	$300,232
2.500%, Due 11/20/2051	248,568	215,320
3.000%, Due 12/20/2051	643,081	578,221
3.500%, Due 1/20/2052	246,517	227,635
4.000%, Due 3/20/2052	468,243	446,682
5.000%, Due 4/20/2053	656,957	657,819
3.000%, Due 5/20/2053	221,312	201,442
3.000%, Due 6/20/2053	596,732	537,130
5.500%, Due 7/20/2053	629,404	638,180
6.000%, Due 10/20/2053	1,217,589	1,245,673
6.000%, Due 12/20/2053	1,934,377	1,978,452
6.000%, Due 4/20/2054	1,352,558	1,381,481
6.000%, Due 5/20/2054	2,575,270	2,628,895
6.000%, Due 6/20/2054	1,389,142	1,417,679
6.000%, Due 7/20/2054	2,678,682	2,732,959
6.000%, Due 9/20/2054	2,866,676	2,922,940
5.000%, Due 12/20/2054	754,620	752,979
6.000%, Due 12/20/2054	1,818,175	1,852,419
6.000%, Due 1/20/2055	2,510,344	2,556,028
5.500%, Due 5/20/2055	187,345	189,011

		25,631,586

Total U.S. Agency Mortgage-Backed Obligations (Cost $64,027,993)		62,426,060

U.S. TREASURY OBLIGATIONS - 17.4%
U.S. Treasury Bonds,
4.625%, Due 5/15/2054	2,440,000	2,419,984
4.750%, Due 5/15/2055	4,730,000	4,792,081
4.750%, Due 8/15/2055	11,195,000	11,347,182

		18,559,247

U.S. Treasury Floating Rate Notes,
3.926%, Due 4/30/2027, (3 mo. Treasury money market yield + 0.160%)D	5,850,000	5,848,324
3.925%, Due 7/31/2027, (3 mo. Treasury money market yield + 0.159%)D	5,850,000	5,848,816

		11,697,140

U.S. Treasury Notes,
2.250%, Due 11/15/2025	5,525,000	5,521,796
4.875%, Due 4/30/2026	7,150,000	7,185,415
3.625%, Due 8/31/2030	5,870,000	5,849,363
3.625%, Due 10/31/2030	22,290,000	22,208,154
4.625%, Due 4/30/2031	2,205,000	2,299,057
4.250%, Due 8/15/2035	27,570,000	27,914,625

		70,978,410

Total U.S. Treasury Obligations (Cost $100,401,681)		101,234,797

	Shares

FOREIGN COMMON STOCKS - 19.7%

Communication Services - 1.3%

Diversified Telecommunication Services - 0.2%
Orange SA	62,529	997,145

Entertainment - 0.4%
Nintendo Co. Ltd.	17,300	1,464,399
Universal Music Group NV	21,750	583,382

		2,047,781

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

FOREIGN COMMON STOCKS - 19.7% (continued)

Communication Services - 1.3% (continued)

Interactive Media & Services - 0.5%
Tencent Holdings Ltd.	38,400	$3,108,351

Media - 0.1%
WPP PLC, ADRB	33,500	635,495

Wireless Telecommunication Services - 0.1%
Bharti Airtel Ltd.	24,860	577,258

Total Communication Services		7,366,030

Consumer Discretionary - 3.1%

Automobile Components - 0.3%
Magna International, Inc.	34,400	1,624,024

Automobiles - 0.2%
Ferrari NV	2,130	850,708
Suzuki Motor Corp.	35,300	528,664

		1,379,372

Broadline Retail - 1.0%
Alibaba Group Holding Ltd.	30,600	650,155
Coupang, Inc.A	48,930	1,564,292
MercadoLibre, Inc.A	520	1,210,175
Sea Ltd., ADRA	16,670	2,604,687

		6,029,309

Hotels, Restaurants & Leisure - 0.5%
Amadeus IT Group SA	6,611	505,370
Compass Group PLC	28,220	934,600
Galaxy Entertainment Group Ltd.	121,000	602,933
Lottomatica Group SpA	21,490	529,592
Trip.com Group Ltd.	6,300	440,645

		3,013,140

Household Durables - 0.5%
Sony Group Corp., ADRB	92,300	2,574,247

Leisure Products - 0.1%
Bandai Namco Holdings, Inc.	11,400	355,219

Specialty Retail - 0.2%
JD Sports Fashion PLC	206,644	252,954
Nitori Holdings Co. Ltd.B	19,600	317,955
Zalando SEA C	20,310	567,934

		1,138,843

Textiles, Apparel & Luxury Goods - 0.3%
Cie Financiere Richemont SA, Class A	2,271	447,851
Gildan Activewear, Inc.	13,157	767,253
Li Ning Co. Ltd.	325,500	707,085

		1,922,189

Total Consumer Discretionary		18,036,343

Consumer Staples - 1.1%

Beverages - 0.3%
Anheuser-Busch InBev SA, ADRB	7,200	438,480
Arca Continental SAB de CV	44,800	433,520

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

FOREIGN COMMON STOCKS - 19.7% (continued)

Consumer Staples - 1.1% (continued)

Beverages - 0.3% (continued)
Fomento Economico Mexicano SAB de CVF	60,700	$571,861
Pernod Ricard SAB	4,601	450,572

		1,894,433

Consumer Staples Distribution & Retail - 0.1%
MatsukiyoCocokara & Co.	19,000	344,283

Food Products - 0.1%
Toyo Suisan Kaisha Ltd.	10,100	733,693

Personal Products - 0.6%
Beiersdorf AG	5,619	594,047
Unilever PLC, ADRB	31,840	1,916,450
Unilever PLC	19,678	1,186,301

		3,696,798

Total Consumer Staples		6,669,207

Energy - 0.5%

Oil, Gas & Consumable Fuels - 0.5%
Canadian Natural Resources Ltd.	23,730	759,164
Suncor Energy, Inc.	12,335	491,184
TotalEnergies SE, ADR	26,000	1,618,240

		2,868,588

Total Energy		2,868,588

Financials - 3.6%

Banks - 2.4%
Banco Santander SA	78,759	801,238
Bank Hapoalim BM	35,595	724,255
Bank Mandiri Persero Tbk. PT	1,347,600	382,482
Bank of Nova ScotiaB	23,480	1,540,288
Bankinter SA	40,989	617,505
Grupo Financiero Banorte SAB de CV, Class O	70,200	659,019
ICICI Bank Ltd., ADR	52,621	1,594,416
KB Financial Group, Inc.	5,903	483,095
KBC Group NV	5,895	708,365
Mitsubishi UFJ Financial Group, Inc., ADRB	120,650	1,825,435
Mizuho Financial Group, Inc.	19,500	651,518
NU Holdings Ltd., Class AA	72,490	1,167,814
Piraeus Financial Holdings SA	130,641	1,019,750
Resona Holdings, Inc.	62,900	609,572
Saudi National Bank	73,797	784,744
Societe Generale SA	8,055	509,353

		14,078,849

Capital Markets - 0.7%
3i Group PLC	41,431	2,394,827
Deutsche Boerse AG	3,100	784,321
UBS Group AG	29,150	1,113,115

		4,292,263

Financial Services - 0.3%
Adyen NVA C	770	1,321,193
Sony Financial Group, Inc.A B	18,460	91,746

		1,412,939

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

FOREIGN COMMON STOCKS - 19.7% (continued)

Financials - 3.6% (continued)

Insurance - 0.2%
AIA Group Ltd.	119,400	$1,159,343

Total Financials		20,943,394

Health Care - 1.1%

Health Care Equipment & Supplies - 0.2%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	9,100	275,096
Siemens Healthineers AGC	14,437	808,244

		1,083,340

Health Care Providers & Services - 0.1%
Rede D’Or Sao Luiz SAC	100,300	808,000

Pharmaceuticals - 0.8%
AstraZeneca PLC	6,980	1,143,452
Merck KGaA	8,402	1,098,714
Novo Nordisk AS, Class B	30,889	1,506,321
Otsuka Holdings Co. Ltd.	12,800	695,524

		4,444,011

Total Health Care		6,335,351

Industrials - 4.4%

Aerospace & Defense - 1.5%
BAE Systems PLC	96,600	2,374,362
Rheinmetall AG	440	862,943
Rolls-Royce Holdings PLC	194,820	2,986,761
Safran SA	5,580	1,980,347
Thales SA	2,896	824,171

		9,028,584

Building Products - 0.1%
Cie de Saint-Gobain SA	3,725	360,922

Electrical Equipment - 1.0%
ABB Ltd.	7,349	544,817
Contemporary Amperex Technology Co. Ltd., Class A	11,995	655,565
Legrand SA	5,843	1,006,873
Siemens Energy AGA	28,600	3,537,229

		5,744,484

Ground Transportation - 0.2%
Canadian Pacific Kansas City Ltd.	17,150	1,233,943

Industrial Conglomerates - 0.1%
Siemens AG	1,518	429,645

Machinery - 0.9%
Ebara Corp.B	18,900	506,624
IMI PLC	25,389	796,482
Mitsubishi Heavy Industries Ltd.	71,600	2,161,799
Sandvik AB	32,371	983,030
Techtronic Industries Co. Ltd.	48,500	566,730

		5,014,665

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

FOREIGN COMMON STOCKS - 19.7% (continued)

Industrials - 4.4% (continued)

Professional Services - 0.3%
Bureau Veritas SA	29,948	$983,117
RELX PLC	23,034	1,015,820

		1,998,937

Trading Companies & Distributors - 0.3%
Howden Joinery Group PLC	50,130	568,664
IMCD NV	6,127	635,465
RS Group PLC	54,001	394,787

		1,598,916

Total Industrials		25,410,096

Information Technology - 3.9%

Communications Equipment - 0.5%
Telefonaktiebolaget LM Ericsson, ADR	286,240	2,888,162

Electronic Equipment, Instruments & Components - 0.5%
Hexagon AB, Class B	97,835	1,200,249
Shimadzu Corp.B	34,300	923,659
TE Connectivity PLC	3,400	839,834

		2,963,742

IT Services - 0.3%
Capgemini SE	2,839	436,862
Shopify, Inc., Class AA	6,970	1,211,804

		1,648,666

Semiconductors & Semiconductor Equipment - 1.9%
ASM International NV	1,550	1,004,074
ASML Holding NV	2,787	2,951,242
SK Hynix, Inc.	2,089	819,618
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,810	3,548,078
Taiwan Semiconductor Manufacturing Co. Ltd.	54,000	2,634,918

		10,957,930

Software - 0.4%
SAP SE	7,020	1,816,160
TOTVS SA	61,600	508,033

		2,324,193

Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co. Ltd.	24,136	1,821,105

Total Information Technology		22,603,798

Materials - 0.4%

Chemicals - 0.2%
Croda International PLC	16,976	643,840
Nippon Sanso Holdings Corp.B	10,500	349,387
Symrise AG	4,583	379,185

		1,372,412

Metals & Mining - 0.2%
Anglo American PLC	15,488	584,964
Rio Tinto PLC	6,946	500,595

		1,085,559

Total Materials		2,457,971

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

	Shares	Fair Value

FOREIGN COMMON STOCKS - 19.7% (continued)

Utilities - 0.3%

Electric Utilities - 0.1%
Fortum OYJ	30,313	$675,745

Multi-Utilities - 0.2%
Engie SA	46,337	1,084,230

Total Utilities		1,759,975

Total Foreign Common Stocks (Cost $78,629,381)		114,450,753

FOREIGN PREFERRED STOCKS - 0.1% (Cost $406,557)

Financials - 0.1%

Banks - 0.1%
Itau Unibanco Holding SA, 6.653%G H	92,070	674,958

SHORT-TERM INVESTMENTS - 3.0% (Cost $17,163,873)

Investment Companies - 3.0%
American Beacon U.S. Government Money Market Select Fund, 4.02%I J	17,163,873	17,163,873

SECURITIES LENDING COLLATERAL - 0.9% (Cost $5,437,100)

Investment Companies - 0.9%
American Beacon U.S. Government Money Market Select Fund, 4.02%I J	5,437,100	5,437,100

TOTAL INVESTMENTS - 101.5% (Cost $491,108,959)		589,313,779
LIABILITIES, NET OF OTHER ASSETS - (1.5%)		(8,831,033)

TOTAL NET ASSETS - 100.0%		$580,482,746

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries at October 31, 2025 (Note 9).

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $12,421,627 or 2.1% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2025.

E Perpetual maturity. The date shown, if any, is the next call date.

F Unit - Usually consists of one common stock and/or rights and warrants.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H A type of Preferred Stock that has no maturity date.

I The Fund is affiliated by having the same investment advisor.

J 7-day yield.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2025

ADR - American Depositary Receipt.

BDC - Business Development Company.

CMT - Constant Maturity Treasury.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REITs - Real Estate Investment Trusts.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

Long Futures Contracts Open on October 31, 2025:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME E-Mini S&P 500 Index Futures	15	December 2025	$5,027,236	$5,155,500	$128,264
ICE U.S. Mini MSCI EAFE Index Futures	14	December 2025	1,965,814	1,964,970	(844)
ICE U.S. MSCI Emerging Markets Index Futures	12	December 2025	820,276	844,560	24,284

			$7,813,326	$7,965,030	$151,704

Glossary:

Index Abbreviations:
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East Index.
S&P 500	Standard & Poor’s 500 Index - U.S. Equity Large-Cap Index.

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.
ICE	Intercontinental Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2025, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$253,389,687	$-	$-	$253,389,687
Corporate Obligations	-	20,445,517	-	20,445,517
Foreign Corporate Obligations	-	7,533,745	-	7,533,745
Foreign Sovereign Obligations	-	927,288	-	927,288
Asset-Backed Obligations	-	5,257,232	-	5,257,232
Commercial Mortgage-Backed Obligations	-	372,769	-	372,769
U.S. Agency Mortgage-Backed Obligations	-	62,426,060	-	62,426,060
U.S. Treasury Obligations	-	101,234,797	-	101,234,797
Foreign Common Stocks	114,450,753	-	-	114,450,753
Foreign Preferred Stocks	674,958	-	-	674,958
Short-Term Investments	17,163,873	-	-	17,163,873
Securities Lending Collateral	5,437,100	-	-	5,437,100

Total Investments in Securities - Assets	$391,116,371	$198,197,408	$-	$589,313,779

Financial Derivative Instruments - Assets
Futures Contracts	$152,548	$-	$-	$152,548

Total Financial Derivative Instruments - Assets	$152,548	$-	$-	$152,548

Financial Derivative Instruments - Liabilities
Futures Contracts	$(844)	$-	$-	$(844)

Total Financial Derivative Instruments - Liabilities	$(844)	$-	$-	$(844)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2025, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

October 31, 2025

Assets:
Investments in unaffiliated securities, at fair value†	$566,712,806
Investments in affiliated securities, at fair value‡ §	22,600,973
Foreign currency, at fair value (Note 1)^	11,613
Cash	142,266
Cash collateral held at broker for futures contracts	480,000
Dividends and interest receivable	1,638,743
Receivable for investments sold	774,662
Receivable for tax reclaims	238,781
Receivable for variation margin on open futures contracts (Note 5)	151,769

Total assets	592,751,613

Liabilities:
Payable for investments purchased	6,030,468
Cash due to broker for futures contracts	144,352
Management and sub-advisory fees payable (Note 2)	458,692
Transfer agent fees payable (Note 2)	3,870
Payable upon return of securities loaned (Note 9)§	5,437,100
Custody and fund accounting fees payable	91,332
Professional fees payable	72,960
Trustee fees payable (Note 2)	2,988
Payable for prospectus and shareholder reports	12,002
Other liabilities	15,103

Total liabilities	12,268,867

Commitments and contingent liabilities (Note 1 and Note 2)

Net assets	$580,482,746

Analysis of net assets:
Paid-in-capital	$441,641,284
Total distributable earnings (deficits)A	138,841,462

Net assets	$580,482,746

Shares outstanding at no par value (unlimited shares authorized)	45,398,080
Net assets	$580,482,746
Net asset value, offering and redemption price per share	$12.79

† Cost of investments in unaffiliated securities	$468,507,986
‡ Cost of investments in affiliated securities	$22,600,973
§ Fair value of securities on loan	$8,403,429
^ Cost of foreign currency	$11,616

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the year ended October 31, 2025

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$7,518,797
Dividend income from affiliated securities (Note 2)	536,290
Interest income	9,225,176
Income derived from securities lending (Note 9)	42,644
Other income	7

Total investment income	17,322,914

Expenses:
Management and sub-advisory fees (Note 2)	1,854,811
Transfer agent fees	22,075
Custody and fund accounting fees	224,744
Professional fees	120,582
Prospectus and shareholder report expenses	25,245
Trustee fees (Note 2)	34,194
Line of credit interest expense (Note 10)	5,831
Other expenses	76,817

Total expenses	2,364,299

Net investment income	14,958,615

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securities‡ A	29,880,329
Foreign currency transactions	(32,131)
Futures contracts	1,315,029
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	10,821,870
Foreign currency transactions	15,162
Futures contracts	248,463

Net gain from investments	42,248,722

Net increase in net assets resulting from operations.	$57,207,337

† Foreign taxes	$301,156
‡ Foreign capital gains tax	$987

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2025	Year Ended October 31, 2024
Increase in net assets:
Operations:
Net investment income	$14,958,615	$13,405,849
Net realized gain from investments in unaffiliated securities, foreign currency transactions, and futures contracts	31,163,227	27,894,824
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, and futures contracts	11,085,495	70,143,046

Net increase in net assets resulting from operations	57,207,337	111,443,719

Distributions to shareholders:
Total retained earnings	(37,138,620)	(12,388,282)

Net distributions to shareholders	(37,138,620)	(12,388,282)

Capital share transactions (Note 11):
Proceeds from sales of shares	12,460,907	3,079,924
Reinvestment of dividends and distributions	37,138,619	12,388,280
Cost of shares redeemed	(43,355,698)	(28,944,278)

Net increase (decrease) in net assets from capital share transactions	6,243,828	(13,476,074)

Net increase in net assets	26,312,545	85,579,363

Net assets:
Beginning of year	554,170,201	468,590,838

End of year	$580,482,746	$554,170,201

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

1. Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”) is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2025, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (the “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Recently Adopted Accounting Pronouncements

In this reporting period, the Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280); Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the American Beacon Institutional Funds Trust acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its Private Placement Memorandum, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax

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Notes to Financial Statements

October 31, 2025

databases maintained by the Fund’s custodian. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

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Notes to Financial Statements

October 31, 2025

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management, LLC; and WCM Investment Management, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2025 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$567,891
Sub-Advisory Fees	0.23%	1,286,920

Total	0.33%	$1,854,811

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2025, the Manager received securities lending fees of $4,724 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2025 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2025 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2025 Fair Value
U.S. Government Money Market Select	Direct	Diversified	$17,163,873	$–	$–	$536,290	$17,163,873
U.S. Government Money Market Select	Securities Lending	Diversified	5,437,100	–	–	N/A	5,437,100

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2025, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Funds	Total
Diversified	$12,584	2,713	$15,297

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2025, the Fund did not utilize the credit facility.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of October 31, 2025, based on management’s evaluation of the shareholder account base, 3 accounts have been identified as representing an unaffiliated significant ownership of approximately 89% of the Fund’s outstanding shares.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For his service as Board Chair, Mr. Doug Lingren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit and Compliance Committee and Investment Committee meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

3. Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETF’s, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

With respect to the Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Funds permitted to invest in ABS, subject to the Fund rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e- 4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2025 are disclosed in the Notes to the Schedule of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These

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Notes to Financial Statements

October 31, 2025

foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, the Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it

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Notes to Financial Statements

October 31, 2025

would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general.

Floating rate securities will not generally increase in value if interest rates decline.

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Notes to Financial Statements

October 31, 2025

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

During the year ended October 31, 2025, the Fund did not have any outstanding forward foreign currency contracts.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2025, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each month end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2025
Diversified	$46

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

The following is a summary of the fair valuations of the Fund derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2025:

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$152,548	$152,548

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(844)	$(844)

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2025:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,315,029	$1,315,029

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$248,463	$248,463

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2025.

Offsetting of Financial and Derivatives Assets as of October 31, 2025:
	Assets	Liabilities
Futures Contracts	$152,548	$844

Total derivative assets and liabilities in the Statement of Assets and Liabilities	152,548	844

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(152,548)	$(844)

	Remaining Contractual Maturity of the Agreements As of October 31, 2025
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,437,100	–	–	–	$5,437,100

Total Borrowings	$5,437,100	–	–	–	$5,437,100

Gross amount of recognized liabilities for securities lending transactions					$5,437,100

6. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed securities are influenced by factors affecting the assets underlying the securities, including the broader market sector and individual markets, such as the auto markets. These securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in asset-backed securities also are subject to risks of fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high yield investments that are considered speculative in nature, this risk may be substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling foreign currency futures contracts and forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Exposure Risk

The Fund’s exposure to a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). Futures contracts on indices expose the Fund to volatility in an underlying index. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Interest rates are currently at or near historic lows, and some investments may have negative interest rates.To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment risk, extension risk, callable securities risk, and valuation risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in selecting and overseeing the sub-advisors and allocating the Fund’s assets to sub-advisors. The sub-advisors’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, the subadvisors may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; imposition of tariffs and resulting impacts on global prices and supply chains; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (“FHLB”), and the Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. It is possible that the U.S. government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, Secured Overnight Financing Rate (“SOFR”) LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2025 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2025	Year Ended October 31, 2024
Distributions paid from:
Ordinary income*	$14,460,073	$12,388,282
Long-term capital gains	22,678,547	-

Total distributions paid	$37,138,620	$12,388,282

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2025, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified Fund	$494,555,167	$108,130,723	$(13,372,182)	$94,758,541

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Diversified	$94,758,541	$18,540,010	$25,542,912	$-	$(1)	$138,841,462

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, book amortization of premiums, the realization for tax purposes of unrealized gains from passive foreign investment securities, reclassifications of income from investments in real estate securities and other securities, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Accordingly, the following amounts represent current year permanent differences as of October 31, 2025:

Fund	Paid-in-Capital	Distributable Earnings/(Deficits)
Diversified	$2	$(2)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2025, the fund did not have any capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2025 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$155,387,820	$297,426,243	$183,336,563	$277,354,206

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2025 were as follows:

Fund	Type of Transaction	October 31, 2024 Shares/Fair Value	Purchases	Sales	October 31, 2025 Shares/Fair Value
Diversified	Direct	$10,688,461	$239,153,317	$232,677,905	$17,163,873
Diversified	Securities Lending	2,261,740	58,204,285	55,028,925	5,437,100

9. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2025, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$8,403,429	$5,437,100	$3,165,957	$8,603,057

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10. Borrowing Arrangements

Effective November 6, 2025 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10%, plus the higher of the Federal Fund Effective Rate for the prior day and the Overnight Bank Funding Rate for the prior day. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 5, 2026, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 7, 2025.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10%, plus the higher of the Federal Fund Effective Rate for the prior day and the Overnight Bank Funding Rate for the prior day.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2025

Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 5, 2026, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 7, 2025.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Line of credit interest expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2025, the Fund did not utilize these facilities.

11. Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund Shares:

	Year Ended October 31,
	2025		2024
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	1,021,594	$12,460,907	264,240	$3,079,924
Reinvestment of dividends	3,260,634	37,138,619	1,102,160	12,388,280
Shares redeemed	(3,569,232)	(43,355,698)	(2,468,051)	(28,944,278)

Net increase (decrease) in shares outstanding	712,996	$6,243,828	(1,101,651)	$(13,476,074)

12. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

October 31, 2025

	Year Ended October 31,
	2025		2024	2023	2022	2021

Net asset value, beginning of period	$12.40		$10.23	$10.31	$13.25	$10.56

Income (loss) from investment operations:
Net investment income	0.32	A	0.30	0.25	0.18	0.16
Net gains (losses) on investments (both realized and unrealized)	0.90		2.14	0.15	(2.01)	2.95

Total income (loss) from investment operations	1.22		2.44	0.40	(1.83)	3.11

Less distributions:
Dividends from net investment income	(0.32)		(0.27)	(0.19)	(0.17)	(0.19)
Distributions from net realized gains	(0.51)		—	(0.29)	(0.94)	(0.23)

Total distributions	(0.83)		(0.27)	(0.48)	(1.11)	(0.42)

Net asset value, end of period	$12.79		$12.40	$10.23	$10.31	$13.25

Total returnB	10.72%		24.16%	3.84%	(15.05)%	30.04%

Ratios and supplemental data:
Net assets, end of period	$580,482,746		$554,170,201	$468,590,838	$475,454,727	$589,868,075
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.42%		0.42%	0.41%	0.41%	0.39%
Expenses, net of reimbursements and/or recoupments	0.42%		0.42%	0.41%	0.41%	0.39%
Net investment income, before expense reimbursements and/or recoupments	2.65%		2.50%	2.33%	1.50%	1.23%
Net investment income, net of reimbursements and/or recoupments	2.65%		2.50%	2.33%	1.50%	1.23%
Portfolio turnover rate	84%		59%	59%	47%	41%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Diversified FundSM

Federal Tax Information

October 31, 2025 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2025. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2025.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2025. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Diversified Fund	24.26%

Qualified Dividend Income:

Diversified Fund	41.85%

Long-Term Capital Gain Distributions:

Diversified Fund	$22,678,547

Short-Term Capital Gain Distributions:

Diversified Fund	$106,618

Shareholders will receive notification in January 2026 of the applicable tax information necessary to prepare their 2025 income tax returns.

American Beacon Diversified FundSM

Results of Shareholder Meeting (Unaudited)

A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) was held on August 14, 2025. The shareholders of the Trust, which includes shareholders of the American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon IMC International Small Cap Fund formerly known as EAM International Small Cap Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Diversified Institutional Fund, approved the election of eight (8) trustees to the Board of Trustees of the Trust. Approval of this proposal required a majority of the outstanding voting securities of the Trust.

The following are the results of the shareholder votes for this proposal:

Trustee	For	Against	Abstain	Non-Voting

Gilbert G. Alvarado	9,799,442,444.739	366,321,955.820	0.000	0.000
Gerard J. Arpey	9,786,037,980.551	379,724,448.710	0.000	0.000
Eugene J. Duffy	9,825,775,502.289	339,986,926.972	0.000	0.000
Claudia A. Holz	10,035,282,825.238	130,479,604.023	0.000	0.000
Douglas A. Lindgren	10,068,190,001.570	97,572,427.691	0.000	0.000
Barbara J. McKenna	9,822,345,807.154	343,416,622.084	0.000	0.000
Janet C. Smith	10,059,444,546.803	106,317,882.436	0.000	0.000
Paul Zemsky	10,034,064,866.274	131,697,562.874	0.000	0.000

Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Institutional Funds Trust or American Beacon Diversified Fund P.O. Box 219643 Kansas City, MO 64121-9643

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Private Placement Memorandum.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

AR 10/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

If any matter was submitted during the period covered by the report to a vote of shareholders of an open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A], through the solicitation of proxies or otherwise, the company must furnish the following information:

(1) The date of the meeting and whether it was an annual or special meeting.

A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) was held on August 14, 2025. The shareholders of the Trust, which includes shareholders of the American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon IMC International Small Cap Fund formerly known as EAM International Small Cap Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Diversified Institutional Fund, approved the election of eight (8) trustees to the Board of Trustees of the Trust. Approval of this proposal required a majority of the outstanding voting securities of the Trust.

The following are the results of the shareholder votes for this proposal:

Trustee	For	Against	Abstain	Non-Voting
Gilbert G. Alvarado	9,799,442,444.739	366,321,955.820	0.000	0.000
Gerard J. Arpey	9,786,037,980.551	379,724,448.710	0.000	0.000
Eugene J. Duffy	9,825,775,502.289	339,986,926.972	0.000	0.000
Claudia A. Holz	10,035,282,825.238	130,479,604.023	0.000	0.000
Douglas A. Lindgren	10,068,190,001.570	97,572,427.691	0.000	0.000
Barbara J. McKenna	9,822,345,807.154	343,416,622.084	0.000	0.000
Janet C. Smith	10,059,444,546.803	106,317,882.436	0.000	0.000
Paul Zemsky	10,034,064,866.274	131,697,562.874	0.000	0.000

(2) If the meeting involved the election of directors, the name of each director elected at the meeting and the name of each other director whose term of office as a director continued after the meeting. Refer to Item 9(1).

(3) A brief description of each matter voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each matter or nominee for office. Refer to Item 9(1).

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The remuneration paid to directors, officers and others is included as part of the report to stockholders filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 20, 2025 and June 4, 2025 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) of the American Beacon Institutional Funds Trust (the “Trust”) considered and then, at its June 4, 2025 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the Trust on behalf of the American Beacon Diversified Fund (“Fund”); and (2) the Investment Advisory Agreements among the Manager, the Trust on behalf of the Fund, and each of (a) Aristotle Capital Management, LLC (“Aristotle”), (b) Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), (c) Brandywine Global Investment Management, LLC (“Brandywine”), (d) Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), (e) Lazard Asset Management LLC (“Lazard”) and (f) WCM Asset Management (“WCM”) (each, a “sub-advisor” and collectively, the “sub-advisors”) (the “Investment Advisory Agreements”). The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board considered that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many funds have separate contracts governing each type of service and observed that, with respect to such funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

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Renewal and Approval of Management Agreement and Investment Advisory Agreements

performance of the Fund and each sub-advisor for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s investment performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial capital structure of the Manager and its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; its quality of services; its active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and its representations regarding its efforts to retain key employees and maintain staffing levels. The Board also considered the Manager’s representation that the advisory, administrative and related services provided to the Fund are consistent with the services provided to the series of the American Beacon Funds (“American Beacon Funds”), except that, because the Fund has only one share class and the Fund’s shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Regulation D thereunder, the Manager does not provide to the Fund certain services that it provides to the American Beacon Funds.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the Fund’s investment performance; the representations made by each sub-advisor regarding its level of staffing; its financial stability ; and its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund, relative to its Broadridge Performance Universe, and/or benchmark index or indices, as applicable. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of its portion or portions of the Fund, relative to the performance of comparable investment accounts and/or a composite of comparable investment accounts managed by the sub-advisor, an index or indices for the strategy and/or a broad based securities market index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the fund industry, as disclosed in publicly available sources. Although the Board considered that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

3

Renewal and Approval of Management Agreement and Investment Advisory Agreements

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisors that the Fund’s sub-advisory fee rate schedules generally were favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board considered that the sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fee rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each sub-advisor, the Manager has negotiated breakpoints for the sub-advisory fee rates.

Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisors’ responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of their advisory relationships with the Fund. For example, the Board considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Similarly, the Board considered that a sub-advisor may benefit from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge Performance Universe. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Fund’s custodian.

In reviewing the performance, the Board considered that the Manager views longer-term performance over a full market cycle, typically three to five years, as being the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

4

Renewal and Approval of Management Agreement and Investment Advisory Agreements

The expense comparisons below were made relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2024.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees Ranking
Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	1	st Quintile

Broadridge Performance Analysis (five-year period ended December 31, 2024)
Compared to Broadridge Performance Universe	2	nd Quintile

In considering the renewal of the Investment Advisory Agreements with each of Aristotle, Barrow, Brandywine, Hotchkis, Lazard and WCM, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2024)
Aristotle – U.S. Equity*	5 Years	2nd Quintile
Barrow – U.S. Equity*	5 Years	1st Quintile
Hotchkis – U.S. Equity*	5 Years	1st Quintile
Barrow – Fixed Income**	5 Years	1st Quintile
Brandywine – Fixed Income**	5 Years	1st Quintile
Lazard – Non-U.S. Equity***	5 Years	4th Quintile
WCM – Non-U.S. Equity***	3 Years	5th Quintile

* Aristotle, Barrow, & Hotchkis each manage a U.S. equity sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge large cap value Performance Universe.

** Barrow & Brandywine each manage a fixed income sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge core bond Performance Universe.

*** Lazard & WCM each manage a non-U.S. equity sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge international large-cap value Performance Universe.

The Board also considered: (1) that the Fund is a customized financial product that is offered to a single client; (2) that the Fund is not registered for public offering under the 1933 Act; (3) the Manager’s explanation that Lazard underperformed the Broadridge Performance Universe because it pursues a high-quality, relative value strategy, and in 2020 and 2021, low-quality stocks with a high market price relative to their earnings outperformed the broader market; (4) the Manager’s explanation that WCM underperformed due to stock selection in 2022 when its portfolio underperformed the market and was underweight to the Energy, Commodities, Materials, and Financials sectors; (5) the Manager’s representation that the more recent relative performance of Lazard and WCM had improved; and (6) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

5

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 16. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not Applicable.

Item 19. Exhibits

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By	/s/ Gregory J. Stumm

Gregory J. Stumm
Principal Executive Officer
American Beacon Institutional Funds Trust
Date: January 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gregory J. Stumm

Gregory J. Stumm
Principal Executive Officer
American Beacon Institutional Funds Trust
Date: January 7, 2026

By	/s/ Melinda G. Heika

Melinda G. Heika
Principal Financial Officer
American Beacon Institutional Funds Trust
Date: January 7, 2026